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                                                                    EXHIBIT 32.2


                                  AMETEK, Inc.

                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Annual Report of AMETEK, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Molinelli, Executive Vice-President - Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ John J. Molinelli
--------------------------------------------------
John J. Molinelli
Executive Vice President - Chief Financial Officer


Date: March 11, 2004


A signed original of this written statement required by Section 906 has been provided to AMETEK, Inc. and will be retained by AMETEK, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.